[LOGO] Merrill Lynch  Investment Managers

                Semi-Annual Report

                January 31, 2002

                Merrill Lynch
                Connecticut
                Municipal
                Bond Fund

                www.mlim.ml.com

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2002

DEAR SHAREHOLDER

The Municipal Market Environment

Throughout most of the six-month period ended January 31, 2002, long-term fixed-income interest rates exhibited considerable volatility. During the period, long-term US Treasury bond yields registered slight declines while long-term municipal bond yields were largely unchanged. From early summer through early September 2001, fixed-income yields generally declined. Weak economic growth, exemplified by declines in industrial production and large losses in employment, easily outweighed modest strength in consumer confidence and spending. Consensus was that a meaningful US economic recovery was unlikely before early 2002. Consequently, US equity markets remained under pressure and fixed-income instruments benefited. By the end of August 2001, the Federal Reserve Board had lowered its target for short-term interest rates to 3.50%, cutting interest rates by 300 basis points (3.00%) during the first eight months of 2001.

By early September there were some, albeit few, indications pointing toward the beginning of a US economic recovery. Immediately following the tragedy of the World Trade Center and Pentagon attacks, however, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001, US gross domestic product growth was reported to have declined 1.3% during the third quarter of 2001. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the terrorist attacks, just prior to the reopening of the stock exchanges. This marked the eighth time in 2001 that the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and revive US business activities, promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the recent attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped support higher bond prices as investors sought the safe haven of US Treasury obligations. At the end of October, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be-unavailable issues. By the end of October, long-term US Treasury bond yields declined to 4.87%, falling more than 50 basis points in October 2001. Despite additional decreases in its short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales, and recovering US equity markets combined to suggest to many investors that a US economic recovery was far more imminent than had been expected earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose to approximately 5.45%.

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2002

During January 2002, economic indicators were mixed and fixed-income bond yields remained volatile. The January index of leading economic conditions rose for the third consecutive month signaling that US economic activity is likely to expand later this year. However, employment trends, especially in manufacturing, remained weak, suggesting that recent increases in consumer confidence and spending were fragile. In late January 2002, fourth quarter 2001 gross domestic product growth was initially estimated at 0.2%, reflecting only modest improvement of negative growth from the third quarter of 2001. At month end, the Federal Reserve Board ceased its aggressive series of interest rate reductions by maintaining its overnight interest rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, it was still possible that earlier economic weakness could return should consumer spending decline. At the end of January 2002, long-term US Treasury bond yields stood at 5.43%, a decline of approximately 10 basis points during the past six months.

The municipal bond market displayed a very similar pattern during the January period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields declined in conjunction with US Treasury bond yields for the remainder of the six-month period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. As measured by the Bond Buyer Revenue Bond Index, at the end of October 2001, long-term municipal bond yields stood at 5.23%, declining approximately 20 basis points during October.

Similar to its taxable counterpart, the long-term municipal bond market also was unable to maintain the improvements made in September and October 2001. In addition to a slightly stronger financial environment, increased tax-exempt bond issuance during the last three months of the period also put upward pressure on municipal bond yields. By the end of January 2002, long-term tax-exempt revenue bond yields rose to approximately 5.45%. During the last six months, tax-exempt bond yields rose less than five basis points.

Interest rates appear likely to remain near current levels in early 2002 as US economic conditions are expected to remain weak. However, going forward, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance for much of 2001 can be expected to continue going forward, any potential

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2002

increases in municipal bond yields also can be expected to be minimal.

Portfolio Strategy

During the six-month period ended January 31, 2002, our investment strategy was to seek to enhance the Fund's level of tax-exempt income and moderate any net asset value volatility. Therefore, our strategy focused on the acquisition of higher-coupon securities in the 12-year-20-year range. As a result of the municipal bond market's steep yield curve, these longer-dated intermediate issues represented more than 90% of the yield available in the entire yield curve. We continued to emphasize a high credit quality profile with nearly 81% of the Fund's holdings rated Aa or higher by at least one of the major rating agencies.

Our investment concerns center around when the economy will recover and how strong the improvement will be. The outcomes to both of these issues remain uncertain. Although there are some signs of improved economic activity, profitability remains a question. Also, rising anxieties over earnings credibility could affect investor and consumer confidence. Despite this investment environment, our market outlook is positive. If either the US economy or equity markets display additional weakness, we are prepared to adopt a more aggressive investment stance.

In Conclusion

On December 14, 2001, the Trust's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the National Portfolio of Merrill Lynch Municipal Bond Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of the National Portfolio. We thank you for your investment in Merrill Lynch Connecticut Municipal Bond Fund.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and Portfolio Manager

March 4, 2002

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2002

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

Recent Performance Results*

                                                    6-Month          12-Month       Since Inception    Standardized
As of January 31, 2002                           Total Return      Total Return      Total Return      30-Day Yield
===================================================================================================================
ML Connecticut Municipal Bond Fund Class A Shares    +1.90%            +5.09%           +56.91%            4.01%
-------------------------------------------------------------------------------------------------------------------
ML Connecticut Municipal Bond Fund Class B Shares    +1.64             +4.46            +51.02             3.67
-------------------------------------------------------------------------------------------------------------------
ML Connecticut Municipal Bond Fund Class C Shares    +1.69             +4.46            +50.35             3.57
-------------------------------------------------------------------------------------------------------------------
ML Connecticut Municipal Bond Fund Class D Shares    +1.85             +4.88            +55.82             3.91
===================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 7/01/94 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2002

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                             % Return Without    % Return With
                                               Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 12/31/01                           +4.22%             +0.05%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                         +5.09              +4.24
--------------------------------------------------------------------------------
Inception (7/01/94) through 12/31/01              +5.99              +5.41
--------------------------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                 % Return           % Return
                                               Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 12/31/01                           +3.69%             -0.28%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                         +4.58              +4.58
--------------------------------------------------------------------------------
Inception (7/01/94) through 12/31/01              +5.45              +5.45
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after four years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                 % Return           % Return
                                               Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 12/31/01                           +3.59%             +2.60%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                         +4.48              +4.48
--------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/01             +5.63              +5.63
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                             % Return Without    % Return With
                                               Sales Charge      Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 12/31/01                           +4.11%             -0.05%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                         +4.99              +4.13
--------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/01             +6.15              +5.55
--------------------------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P        Moody's     Face
Ratings    Ratings    Amount                                              Issue                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut--91.7%
-----------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa       $2,000    Bridgeport, Connecticut, GO, Refunding, Series A, 5.875% due 7/15/2019 (c)                   $2,148
-----------------------------------------------------------------------------------------------------------------------------------
                                Colchester, Connecticut, GO, Refunding (c):
NR*         Aaa          395       5.50% due 6/15/2014                                                                          431
NR*         Aaa          390       5.50% due 6/15/2015                                                                          423
-----------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa        1,000    Connecticut State Development Authority, Governmental Lease Revenue Bonds,
                                6.60% due 6/15/2014 (b)                                                                       1,099
-----------------------------------------------------------------------------------------------------------------------------------
AA          A1         2,000    Connecticut State Development Authority Revenue Bonds (General Fund), Series A,
                                6.375% due 10/15/2024                                                                         2,205
-----------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa        1,500    Connecticut State Development Authority, Solid Waste Disposal Facilities Revenue Bonds
                                (Pfizer Inc. Project), AMT, 7% due 7/01/2025                                                  1,671
-----------------------------------------------------------------------------------------------------------------------------------
AAA         NR*        1,250    Connecticut State Development Authority, Water Facility Revenue Bonds (Bridgeport
                                Hydraulic Company), AMT, 6.15% due 4/01/2035 (d)                                              1,327
-----------------------------------------------------------------------------------------------------------------------------------
AA          NR*        1,500    Connecticut State, GO, DRIVERS, Series 174, 9.557% due 12/15/2009 (e)                         1,812
-----------------------------------------------------------------------------------------------------------------------------------
AA          Aa2        1,605    Connecticut State, GO, Refunding, Series C, 5.50% due 12/15/2014                              1,770
-----------------------------------------------------------------------------------------------------------------------------------
AA          Aa2        1,000    Connecticut State, GO, Series B, 5.50% due 11/01/2018                                         1,056
-----------------------------------------------------------------------------------------------------------------------------------
                                Connecticut State, HFA, Revenue Bonds (Housing Mortgage Finance Program):
AAA         Aaa          755       AMT, Series A, Sub-Series A-2, 6.20% due 11/15/2022                                          789
AAA         Aaa        4,110       Series B, 6.75% due 11/15/2023 (b)                                                         4,267
-----------------------------------------------------------------------------------------------------------------------------------
                                Connecticut State, HFA, Revenue Refunding Bonds (Housing Mortgage Finance Program):
AAA         Aaa        1,000       AMT, Series B, Sub-Series B-2, 5.70% due 5/15/2017                                         1,034
AAA         Aaa        2,000       Series A-1, 6% due 11/15/2028                                                              2,093
AAA         Aaa        1,200       Series C-1, 6.30% due 11/15/2017                                                           1,262
-----------------------------------------------------------------------------------------------------------------------------------
                                Connecticut State Health and Educational Facilities Authority Revenue Bonds:
AAA         Aaa        1,000       (Bridgeport Hospital), Series A, 6.625% due 7/01/2018 (b)                                  1,038
AAA         Aaa          980       (Child Care Facilities Program), Series C, 5.50% due 7/01/2019 (d)                         1,019
AAA         Aaa        1,400       (Newington Children's Hospital), Series A, 6.30% due 7/01/2021 (b)                         1,518
A1+         NR*        1,600       (Quinnipac University), VRDN, Series F, 1.40% due 7/01/2031 (a)                            1,600
AA          NR*        1,500       (Waterbury Hospital Issue), Series C, 5.75% due 7/01/2020                                  1,550
AA          NR*        1,000       (Westover School), Series A, 5.70% due 7/01/2030                                           1,025
AAA         Aaa        1,000       (Yale--New Haven Hospital Issue), Series G, 6.50% due 7/01/2012 (b)                        1,039
A1+         VMIG1@     1,000       (Yale University), VRDN, Series T-1, 1.45% due 7/01/2029 (a)                               1,000
A1+         VMIG1@       100       (Yale University), VRDN, Series T-2, 1.15% due 7/01/2029 (a)                                 100
-----------------------------------------------------------------------------------------------------------------------------------
                                Connecticut State Health and Educational Facilities Authority, Revenue Refunding Bonds:
AA          NR*        2,000       (Eastern Connecticut Health Network), Series A, 6.50% due 7/01/2030                        2,171
NR*         A2           850       (Loomis Chaffee School), Series E, 5.25% due 7/01/2021                                       866
AA          NR*          640       (Sacred Heart University), 6.625% due 7/01/2026                                              689
AAA         Aaa        1,000       (Yale--New Haven Hospital Issue), Series H, 5.70% due 7/01/2025 (b)                        1,033
AAA         Aaa        1,500       (Yale University), RIB, 10.256% due 6/10/2030 (e)                                          1,575
-----------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Connecticut Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
DRIVERS  Derivative Inverse Tax-Exempt Receipts
GO       General Obligation Bonds
HFA      Housing Finance Agency
RIB      Residual Interest Bonds
S/F      Single-Family
VRDN     Variable Rate Demand Notes

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P        Moody's     Face
Ratings    Ratings    Amount                                              Issue                                             Value
----------------------------------------------------------------------------------------------------------------------------------
Connecticut (concluded)
----------------------------------------------------------------------------------------------------------------------------------
                                Connecticut State Higher Education Supplemental Loan Authority Revenue Bonds
                                (Family Education Loan Program), AMT, Series A:
NR*         Aa3       $  525       6.40% due 11/15/2014                                                                    $   549
NR*         Aaa        1,400       5.50% due 11/15/2020 (b)                                                                  1,426
----------------------------------------------------------------------------------------------------------------------------------
NR*         Aaa        1,000    Connecticut State Higher Education Supplemental Loan Authority, Revenue Refunding Bonds
                                (Family Education Loan Program), AMT, Series A, 5.25% due 11/15/2018 (b)                       989
----------------------------------------------------------------------------------------------------------------------------------
NR*         NR*        1,000    Connecticut State Regional Learning Educational Service Center Revenue Bonds
                                (Office/Education Center Facility), 7.75% due 2/01/2015                                      1,047
----------------------------------------------------------------------------------------------------------------------------------
NR*         Baa2       2,000    Connecticut State Resource Recovery Authority, Resource Recovery Revenue Refunding Bonds
                                (American Refuel Company), AMT, Series A-II, 5.50% due 11/15/2015                            1,970
----------------------------------------------------------------------------------------------------------------------------------
A1+         VMIG1@     1,600    Connecticut State Revenue Bonds, VRDN, Series A, 1.20% due 2/15/2021 (a)                     1,600
----------------------------------------------------------------------------------------------------------------------------------
AAA         NR*        1,500    Connecticut State Special Tax Obligation Revenue Refunding Bonds, DRIVERS, Series 168,
                                10.557% due 10/01/2009 (b)(e)                                                                1,899
----------------------------------------------------------------------------------------------------------------------------------
NR*         NR*        1,520    Eastern Connecticut, State Regional Educational Service Center Revenue Bonds,
                                6.50% due 5/15/2009                                                                          1,546
----------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa          625    Ridgefield, Connecticut, GO, Lot A, 5.50% due 7/01/2020                                        657
----------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa        2,000    University of Connecticut, GO, Series A, 5.625% due 3/01/2020 (c)                            2,126
----------------------------------------------------------------------------------------------------------------------------------
                                University of Connecticut, Student Fee Revenue Bonds, Series A:
AA-         Aa3        1,000       5% due 5/15/2023                                                                            995
AA-         Aa3        1,000       5% due 5/15/2030                                                                            985
----------------------------------------------------------------------------------------------------------------------------------
AA          Baa3         860    Waterbury, Connecticut, GO, 6% due 2/01/2017                                                   904
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Guam--0.2%
----------------------------------------------------------------------------------------------------------------------------------
NR*         NR*          115    Guam Housing Corporation, S/F Mortgage Revenue Bonds, AMT, Series A,
                                5.75% due 9/01/2031 (f)                                                                        118
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--10.6%
----------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa        2,000    Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue
                                Bonds, Series B, 5.875% due 7/01/2021 (b)                                                    2,168
----------------------------------------------------------------------------------------------------------------------------------
                                Puerto Rico Electric Power Authority, Power Revenue Bonds:
AAA         Aaa        2,000       Series II, 5% due 7/01/2020 (b)                                                           2,010
AAA         Aaa          500       Trust Receipts, Class R, Series 16 HH, 11.377% due 7/01/2013 (e)(g)                         647
----------------------------------------------------------------------------------------------------------------------------------
AA          Aa2        1,000    Puerto Rico, Industrial, Tourist, Educational, Medical and Environmental Control Facilities
                                Revenue Bonds (Hospital de la Concepcion), Series A, 6.375% due 11/15/2015                   1,122
----------------------------------------------------------------------------------------------------------------------------------
A-          Baa3         570    Puerto Rico Public Finance Corporation Revenue Bonds, Commonwealth Appropriation,
                                Series E, 5.7% due 8/01/2025                                                                   580
----------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$60,441)--102.5%                                                                                   62,948

Liabilities in Excess of Other Assets--(2.5%)                                                                               (1,543)
                                                                                                                           -------
Net Assets--100.0%                                                                                                         $61,405
                                                                                                                           =======
----------------------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
(b)   MBIA Insured.
(c)   FGIC Insured.
(d)   AMBAC Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
(f)   FHLMC Collateralized.
(g)   FSA Insured.
  *   Not Rated.
  @   Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2002

FINANCIAL INFORMATION

-----------------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of January 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------
Assets:                   Investments, at value (identified cost--$60,440,879) .....................                   $ 62,948,236
                          Cash .....................................................................                         53,159
                          Receivables:
                             Interest ..............................................................   $    621,072
                             Beneficial interest sold ..............................................         19,641         640,713
                                                                                                       ------------
                          Prepaid expenses and other assets ........................................                         14,438
                                                                                                                       ------------
                          Total assets .............................................................                     63,656,546
                                                                                                                       ------------
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:              Payables:
                             Securities purchased ..................................................      1,986,356
                             Beneficial interest redeemed ..........................................        137,263
                             Dividends to shareholders .............................................         63,380
                             Investment adviser ....................................................         24,281
                             Distributor ...........................................................         21,167       2,232,447
                                                                                                       ------------
                          Accrued expenses and other liabilities ...................................                         18,882
                                                                                                                       ------------
                          Total liabilities ........................................................                      2,251,329
                                                                                                                       ------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:               Net assets ...............................................................                   $ 61,405,217
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets                Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:               shares authorized ........................................................                   $     62,266
                          Class B Shares of beneficial interest, $.10 par value, unlimited number of
                          shares authorized ........................................................                        400,352
                          Class C Shares of beneficial interest, $.10 par value, unlimited number of
                          shares authorized ........................................................                         60,737
                          Class D Shares of beneficial interest, $.10 par value, unlimited number of
                          shares authorized ........................................................                         56,463
                          Paid-in capital in excess of par .........................................                     59,241,113
                          Accumulated realized capital losses on investments--net ..................                       (923,071)
                          Unrealized appreciation on investments--net ..............................                      2,507,357
                                                                                                                       ------------
                          Net assets ...............................................................                   $ 61,405,217
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:          Class A--Based on net assets of $6,592,814 and 622,661 shares
                          of beneficial interest outstanding .......................................                   $      10.59
                                                                                                                       ============
                          Class B--Based on net assets of $42,395,782 and 4,003,520 shares
                          of beneficial interest outstanding .......................................                   $      10.59
                                                                                                                       ============
                          Class C--Based on net assets of $6,436,260 and 607,369 shares
                          of beneficial interest outstanding .......................................                   $      10.60
                                                                                                                       ============
                          Class D--Based on net assets of $5,980,361 and 564,628 shares
                          of beneficial interest outstanding .......................................                   $      10.59
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2002

-----------------------------------------------------------------------------------------------------------------------------------
Statement of Operations
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           For the Six Months Ended
                                                                                                                   January 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income:        Interest .................................................................                   $  1,697,470
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:                 Investment advisory fees .................................................   $    169,487
                          Account maintenance and distribution fees--Class B .......................        106,394
                          Accounting services ......................................................         39,805
                          Professional fees ........................................................         33,872
                          Account maintenance and distribution fees--Class C .......................         18,749
                          Printing and shareholder reports .........................................         16,177
                          Transfer agent fees--Class B .............................................          7,907
                          Registration fees ........................................................          6,982
                          Trustees' fees and expenses ..............................................          5,497
                          Pricing fees .............................................................          3,573
                          Account maintenance fees--Class D ........................................          2,989
                          Custodian fees ...........................................................          1,909
                          Transfer agent fees--Class C .............................................          1,141
                          Transfer agent fees--Class A .............................................          1,106
                          Transfer agent fees--Class D .............................................            966
                          Other ....................................................................          1,935
                                                                                                       ------------
                          Total expenses before reimbursement ......................................        418,489
                          Reimbursement of expenses ................................................        (30,816)
                                                                                                       ------------
                          Total expenses after reimbursement .......................................                        387,673
                                                                                                                       ------------
                          Investment income--net ...................................................                      1,309,797
                                                                                                                       ------------
-----------------------------------------------------------------------------------------------------------------------------------
Realized & Unreal-        Realized gain on investments--net ........................................                        272,759
ized Gain (Loss) on       Change in unrealized appreciation on investments--net ....................                       (549,243)
Investments--Net:                                                                                                      ------------
                          Net Increase in Net Assets Resulting from Operations .....................                   $  1,033,313
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       For the Six        For the
                                                                                                       Months Ended     Year Ended
                                                                                                       January 31,       July 31,
Increase (Decrease) in Net Assets:                                                                         2002            2001
------------------------------------------------------------------------------------------------------------------------------------
Operations:               Investment income--net ...................................................   $  1,309,797    $  2,447,459
                          Realized gain on investments--net ........................................        272,759         516,059
                          Change in unrealized appreciation on investments--net ....................       (549,243)      1,735,752
                                                                                                       ------------    ------------
                          Net increase in net assets resulting from operations .....................      1,033,313       4,699,270
                                                                                                       ------------    ------------
------------------------------------------------------------------------------------------------------------------------------------
Dividends to              Investment income--net:
Shareholders:                Class A ...............................................................       (159,812)       (335,111)
                             Class B ...............................................................       (886,282)     (1,606,771)
                             Class C ...............................................................       (127,132)       (238,247)
                             Class D ...............................................................       (136,571)       (267,330)
                                                                                                       ------------    ------------
                          Net decrease in net assets resulting from dividends to shareholders ......     (1,309,797)     (2,447,459)
                                                                                                       ------------    ------------
------------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest       Net increase in net assets derived from beneficial
Transactions:             interest transactions ....................................................      1,593,901       5,133,648
                                                                                                       ------------    ------------
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:               Total increase in net assets .............................................      1,317,417       7,385,459
                          Beginning of period ......................................................     60,087,800      52,702,341
                                                                                                       ------------    ------------
                          End of period ............................................................   $ 61,405,217    $ 60,087,800
                                                                                                       ============    ============
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2002

-----------------------------------------------------------------------------------------------------------------------------------
Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Class A
                                                                           --------------------------------------------------------
The following per share data and ratios have been derived                   For the Six
from information provided in the financial statements.                      Months Ended         For the Year Ended July 31,
                                                                             January 31,  -----------------------------------------
Increase (Decrease) in Net Asset Value:                                         2002       2001        2000      1999        1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ....................   $ 10.64    $ 10.21     $ 10.53   $ 10.79     $ 10.68
Operating                                                                      -------    -------     -------   -------     -------
Performance:       Investment income--net ..................................       .25        .50         .50       .48         .52
                   Realized and unrealized gain (loss) on investments--net .      (.05)       .43        (.32)     (.21)        .11
                                                                               -------    -------     -------   -------     -------
                   Total from investment operations ........................       .20        .93         .18       .27         .63
                                                                               -------    -------     -------   -------     -------
                   Less dividends and distributions:
                      Investment income--net ...............................      (.25)      (.50)       (.50)     (.48)       (.52)
                      In excess of realized gain on investments--net .......        --         --          --+     (.05)         --
                                                                               -------    -------     -------   -------     -------
                   Total dividends and distributions .......................      (.25)      (.50)       (.50)     (.53)       (.52)
                                                                               -------    -------     -------   -------     -------
                   Net asset value, end of period ..........................   $ 10.59    $ 10.64     $ 10.21   $ 10.53     $ 10.79
                                                                               =======    =======     =======   =======     =======
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ......................     1.90%++    9.32%       1.96%     2.50%       6.00%
Return:**                                                                      =======    =======     =======   =======     =======
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses, net of reimbursement ..........................      .84%*      .87%        .77%      .84%        .77%
Net Assets:                                                                    =======    =======     =======   =======     =======
                   Expenses ................................................       94%*      .97%        .87%      .94%        .89%
                                                                               =======    =======     =======   =======     =======
                   Investment income--net ..................................     4.67%*     4.80%       4.98%     4.43%       4.79%
                                                                               =======    =======     =======   =======     =======
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands) ................   $ 6,593    $ 6,951     $ 6,905   $ 9,013     $ 8,855
Data:                                                                          =======    =======     =======   =======     =======
                   Portfolio turnover ......................................    22.52%     57.42%      85.68%    47.62%      53.99%
                                                                               =======    =======     =======   =======     =======
-----------------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Amount is less than $.01 per share.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2002

-----------------------------------------------------------------------------------------------------------------------------------
Financial Highlights (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Class B
                                                                           --------------------------------------------------------
The following per share data and ratios have been derived                   For the Six
from information provided in the financial statements.                      Months Ended         For the Year Ended July 31,
                                                                             January 31,  -----------------------------------------
Increase (Decrease) in Net Asset Value:                                         2002        2001       2000      1999        1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ....................  $  10.64    $  10.21   $  10.53  $  10.79    $  10.68
Operating                                                                     --------    --------   --------  --------    --------
Performance:       Investment income--net ..................................       .22         .45        .45       .43         .46
                   Realized and unrealized gain (loss) on investments--net .      (.05)        .43       (.32)     (.21)        .11
                                                                              --------    --------   --------  --------    --------
                   Total from investment operations ........................       .17         .88        .13       .22         .57
                                                                              --------    --------   --------  --------    --------
                   Less dividends and distributions:
                      Investment income--net ...............................      (.22)       (.45)      (.45)     (.43)       (.46)
                      In excess of realized gain on investments--net .......        --          --         --+     (.05)         --
                                                                              --------    --------   --------  --------    --------
                   Total dividends and distributions .......................      (.22)       (.45)      (.45)     (.48)       (.46)
                                                                              --------    --------   --------  --------    --------
                   Net asset value, end of period ..........................  $  10.59    $  10.64   $  10.21  $  10.53    $  10.79
                                                                              ========    ========   ========  ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ......................     1.64%++     8.77%      1.45%     1.99%       5.47%
Return:**                                                                     ========    ========   ========  ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses, net of reimbursement ..........................     1.34%*      1.38%      1.27%     1.35%       1.27%
Net Assets:                                                                   ========    ========   ========  ========    ========
                   Expenses ................................................     1.44%*      1.48%      1.37%     1.45%       1.40%
                                                                              ========    ========   ========  ========    ========
                   Investment income--net ..................................     4.17%*      4.29%      4.48%     3.93%       4.28%
                                                                              ========    ========   ========  ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands) ................  $ 42,396    $ 41,669   $ 34,989  $ 41,835    $ 41,964
Data:                                                                         ========    ========   ========  ========    ========
                   Portfolio turnover ......................................    22.52%      57.42%     85.68%    47.62%      53.99%
                                                                              ========    ========   ========  ========    ========
-----------------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Amount is less than $.01 per share.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2002

-----------------------------------------------------------------------------------------------------------------------------------
Financial Highlights (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Class C
                                                                           --------------------------------------------------------
The following per share data and ratios have been derived                   For the Six
from information provided in the financial statements.                      Months Ended        For the Year Ended July 31,
                                                                             January 31,  -----------------------------------------
Increase (Decrease) in Net Asset Value:                                         2002        2001       2000       1999       1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ....................  $  10.64    $  10.22   $  10.53   $  10.80   $  10.69
Operating                                                                     --------    --------   --------   --------   --------
Performance        Investment income--net ..................................       .22         .44        .44        .41        .45
                   Realized and unrealized gain (loss) on
                   investments--net ........................................      (.04)        .42       (.31)      (.22)       .11
                                                                              --------    --------   --------   --------   --------
                   Total from investment operations ........................       .18         .86        .13        .19        .56
                                                                              --------    --------   --------   --------   --------
                   Less dividends and distributions:
                      Investment income--net ...............................      (.22)       (.44)      (.44)      (.41)      (.45)
                      In excess of realized gain on investments--net .......        --          --         --+      (.05)        --
                                                                              --------    --------   --------   --------   --------
                   Total dividends and distributions .......................      (.22)       (.44)      (.44)      (.46)      (.45)
                                                                              --------    --------   --------   --------   --------
                   Net asset value, end of period ..........................  $  10.60    $  10.64   $  10.22   $  10.53   $  10.80
                                                                              ========    ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ......................     1.69%++     8.56%      1.45%      1.79%      5.36%
Return:**                                                                     ========    ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses, net of reimbursement ..........................     1.44%*      1.47%      1.37%      1.45%      1.37%
Net Assets:                                                                   ========    ========   ========   ========   ========
                   Expenses ................................................     1.54%*      1.57%      1.47%      1.55%      1.50%
                                                                              ========    ========   ========   ========   ========
                   Investment income--net ..................................     4.07%*      4.20%      4.38%      3.82%      4.17%
                                                                              ========    ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands) ................  $  6,436    $  5,690   $  5,085   $  6,837   $  4,399
Data:                                                                         ========    ========   ========   ========   ========
                   Portfolio turnover ......................................    22.52%      57.42%     85.68%     47.62%     53.99%
                                                                              ========    ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Amount is less than $.01 per share.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2002

FINANCIAL INFORMATION (concluded)

-----------------------------------------------------------------------------------------------------------------------------------
Financial Highlights (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Class D
                                                                           --------------------------------------------------------
The following per share data and ratios have been derived                   For the Six
from information provided in the financial statements.                      Months Ended         For the Year Ended July 31,
                                                                             January 31,  -----------------------------------------
Increase (Decrease) in Net Asset Value:                                         2002       2001       2000       1999       1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ...................  $  10.64    $  10.21   $  10.53   $  10.79   $  10.68
Operating                                                                    --------    --------   --------   --------   --------
Performance:       Investment income--net .................................       .25         .49        .49        .47        .51
                   Realized and unrealized gain (loss) on
                   investment income--net .................................      (.05)       (.43)      (.32)      (.21)      (.11)
                                                                             --------    --------   --------   --------   --------
                   Total from investment operations .......................       .20         .92        .17        .26        .62
                                                                             --------    --------   --------   --------   --------
                   Less dividends and distributions:
                      Investment income--net ..............................      (.25)       (.49)      (.49)      (.47)      (.51)
                      In excess of realized gain on investments--net ......        --          --         --+      (.05)        --
                                                                             --------    --------   --------   --------   --------
                   Total dividends and distributions ......................      (.25)       (.49)      (.49)      (.52)      (.51)
                                                                             --------    --------   --------   --------   --------
                   Net asset value, end of period .........................  $  10.59    $  10.64   $  10.21   $  10.53   $  10.79
                                                                             ========    ========   ========   ========   ========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share .....................     1.85%++     9.21%      1.86%      2.40%      5.90%
Return:**                                                                    ========    ========   ========   ========   ========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses, net of reimbursement .........................      .94%*       .97%       .87%       .95%       .87%
Net Assets:                                                                  ========    ========   ========   ========   ========
                   Expenses ...............................................     1.04%*      1.07%       .97%      1.05%       .99%
                                                                             ========    ========   ========   ========   ========
                   Investment income--net .................................     4.57%*      4.71%      4.88%      4.32%      4.67%
                                                                             ========    ========   ========   ========   ========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands) ...............  $  5,980    $  5,778   $  5,723   $  7,182   $  4,634
Data:                                                                        ========    ========   ========   ========   ========
                   Portfolio turnover .....................................    22.52%      57.42%     85.68%     47.62%     53.99%
                                                                             ========    ========   ========   ========   ========
----------------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Amount is less than $.01 per share.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Connecticut Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2002
are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. For the six months ended January 31, 2002, FAM earned fees of $169,487, of which $30,816 was waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                 Account         Distribution
                                             Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class B ..................................       .25%                 .25%
Class C ..................................       .25%                 .35%
Class D ..................................       .10%                  --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

--------------------------------------------------------------------------------
                                              FAMD           MLPF&S
--------------------------------------------------------------------------------
Class D..............................         $570           $7,071
--------------------------------------------------------------------------------

For the six months ended January 31, 2002, MLPF&S received contingent deferred sales charges of $10,567 relating to transactions in Class B Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended January 31, 2002, the Fund reimbursed FAM $4,035 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2002

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2002 were $15,538,211 and $13,140,351, respectively.

Net realized gains for the six months ended January 31, 2002 and net unrealized gains as of January 31, 2002, were as follows:

--------------------------------------------------------------------------------
                                                        Realized      Unrealized
                                                         Gains          Gains
--------------------------------------------------------------------------------
Long-term investments ............................     $  272,759     $2,507,357
                                                       ----------     ----------
--------------------------------------------------------------------------------
Total ............................................     $  272,759     $2,507,357
                                                       ==========     ==========
--------------------------------------------------------------------------------

As of January 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $2,507,357, of which $2,580,175 related to appreciated securities and $72,818 related to depreciated securities. The aggregate cost of investments at January 31, 2002 for Federal income tax purposes was $60,440,879.

4. Beneficial Interest Transactions:

Net increase in net assets derived from beneficial interest transactions was $1,593,901 and $5,133,648 for the six months ended January 31, 2002 and for the year ended July 31, 2001, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended January 31, 2002                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................         29,810        $    318,799
Shares issued to shareholders
in reinvestment of dividends ...............          8,476              90,074
                                                   --------        ------------
Total issued ...............................         38,286             408,873
Shares redeemed ............................        (69,142)           (738,933)
                                                   --------        ------------
Net decrease ...............................        (30,856)       $   (330,060)
                                                   ========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 2001                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................         79,988        $    841,373
Shares issued to shareholders
in reinvestment of dividends ...............         17,087             178,697
                                                   --------        ------------
Total issued ...............................         97,075           1,020,070
Shares redeemed ............................       (119,790)         (1,253,694)
                                                   --------        ------------
Net decrease ...............................        (22,715)       $   (233,624)
                                                   ========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended January 31, 2002                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................        272,405        $  2,899,299
Shares issued to shareholders
in reinvestment of dividends ...............         31,085             330,420
                                                   --------        ------------
Total issued ...............................        303,490           3,229,719
Automatic conversion
of shares ..................................         (5,758)            (61,573)
Shares redeemed ............................       (211,505)         (2,253,494)
                                                   --------        ------------
Net increase ...............................         86,227        $    914,652
                                                   ========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 2001                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................        906,482        $  9,497,430
Shares issued to shareholders
in reinvestment of dividends ...............         62,130             649,933
                                                   --------        ------------
Total issued ...............................        968,612          10,147,363
Automatic conversion
of shares ..................................        (20,147)           (210,874)
Shares redeemed ............................       (457,429)         (4,773,831)
                                                   --------        ------------
Net increase ...............................        491,036        $  5,162,658
                                                   ========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended January 31, 2002                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................         86,656        $    922,799
Shares issued to shareholders
in reinvestment of dividends ...............          8,128              86,446
                                                   --------        ------------
Total issued ...............................         94,784           1,009,245
Shares redeemed ............................        (21,952)           (232,627)
                                                   --------        ------------
Net increase ...............................         72,832        $    776,618
                                                   ========        ============
--------------------------------------------------------------------------------

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 2001                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................        111,352        $  1,162,959
Shares issued to shareholders
in reinvestment of dividends ...............         16,381             171,515
                                                   --------        ------------
Total issued ...............................        127,733           1,334,474
Shares redeemed ............................        (90,819)           (950,510)
                                                   --------        ------------
Net increase ...............................         36,914        $    383,964
                                                   ========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months ..........                          Dollar
Ended January 31, 2002 .....................        Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................         39,003        $    416,194
Automatic conversion
of shares ..................................          5,758              61,573
Shares issued to shareholders
in reinvestment of dividends ...............          7,350              78,126
                                                   --------        ------------
Total issued ...............................         52,111             555,893
Shares redeemed ............................        (30,565)           (323,202)
                                                   --------        ------------
Net increase ...............................         21,546        $    232,691
                                                   ========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 2001                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................         50,783        $    533,553
Automatic conversion
of shares ..................................         20,144             210,874
Shares issued to shareholders
in reinvestment of dividends ...............         13,444             140,686
                                                   --------        ------------
Total issued ...............................         84,371             885,113
Shares redeemed ............................       (101,574)         (1,064,463)
                                                   --------        ------------
Net decrease ...............................        (17,203)       $   (179,350)
                                                   ========        ============
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended January 31, 2002.

6. Capital Loss Carryforward:

At July 31, 2001, the Fund had a net capital loss carryforward of approximately $1,060,000, of which $723,000 expires in 2008 and $337,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

7. Reorganization Plan:

On December 14, 2001, the Trust's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the National Portfolio of Merrill Lynch Municipal Bond Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of the National Portfolio. These Funds are registered, open-end management investment companies. Both entities have a similar investment objective and are managed by FAM.

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2002

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Joseph L. May, Trustee and Vincent R. Giordano, Senior Vice President of Merrill Lynch Connecticut Municipal Bond Fund, have recently retired. The Fund's Board of Trustees wishes Messrs. May and Giordano well in their retirements.

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

[LOGO] Merrill Lynch  Investment Managers

                               [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Connecticut Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #18138--1/02